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                                                                    EXHIBIT 99.8







                                   VALLEY RIM

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997





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                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Valley Rim for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Valley Rim for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
July 14, 1998

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                                   VALLEY RIM
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1997


REVENUES
     Net rental revenues                            $663,468
     Other revenues                                    9,208
                                                    --------

     Total revenues                                  672,676

DIRECT OPERATING EXPENSES
     Repairs and maintenance                         146,380
     Utilities                                        43,073
     Property taxes                                   25,466
     Salaries and benefits                            21,300
     Insurance                                        11,016
                                                    --------

     Total direct operating expenses                 247,235
                                                    --------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES     $425,441
                                                    ========



         The accompanying notes are an integral part of this statement.

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                                   VALLEY RIM
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:       ORGANIZATION AND BASIS OF PRESENTATION

              Valley Rim is a 49,377 square foot office building located in San Diego, California. During 1997, the property was owned by Valley Rim, LLC.

              The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:       ACCOUNTING ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:       OTHER REVENUES

              Other revenues consist of the following:

              CAM Reimbursement               $4,570
              Other Income                     2,666
              Other Expense Reimbursement      1,355
              Utilities Reimbursement            428
              Interest Income                    189
                                              ------

                                              $9,208
                                              ======

NOTE 4:       SUBSEQUENT EVENT

              The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on July 8, 1998.

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